Exhibit 99.5

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 30, 2014, Entergy Louisiana and Entergy Gulf States Louisiana filed an application with the Louisiana Public Service Commission seeking authorization to undertake transactions that would result in the combination of the public utility businesses of Entergy Louisiana and Entergy Gulf States Louisiana into a single public utility. The combination is subject to the regulatory review and approval of the Louisiana Public Service Commission, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission, and, the New Orleans City Council, if Entergy Louisiana continues to own the assets that currently support Entergy Louisiana’s customers in the Algiers portion of New Orleans at the time the combination occurs. As part of the steps to effectuate the combination, Entergy Louisiana and Entergy Gulf States Louisiana will redeem or repurchase all of their respective outstanding preferred membership interests. If the necessary regulatory approvals are obtained, Entergy Louisiana and Entergy Gulf States Louisiana expect the combination will occur in the second half of 2015.

The unaudited pro forma financial information combines the historical financial statements of Entergy Louisiana and Entergy Gulf States Louisiana to illustrate the effect of the proposed business combination. The combination will be accounted for as a transaction between entities under common control. The pro forma combined financial information should be read in conjunction with the Entergy Louisiana and Entergy Gulf States Louisiana historical financial statements and the related notes thereto. The unaudited pro forma combined financial statements presented below have been derived from the Entergy Louisiana and Entergy Gulf States Louisiana audited historical financial statements for the years ended December 31, 2013, 2012, and 2011, and the Entergy Louisiana and Entergy Gulf States Louisiana unaudited interim historical financial statements as of and for the nine months ended September 30, 2014. The unaudited interim historical financial statements have been prepared on a basis consistent with the audited financial statements and, in the opinion of management, include all adjustments (including normal recurring accruals) necessary for a fair presentation of such data. The results for the interim periods are not necessarily indicative of results for a full year.

The unaudited pro forma condensed combined income statements have been prepared as if the combination had occurred on January 1, 2011. The unaudited pro forma condensed combined balance sheet has been prepared as if the combination had occurred on September 30, 2014. The unaudited pro forma adjustments reflect items that are directly attributable to the combination, are factually supportable, and, for the condensed combined income statements, are expected to have a continuing effect on the combined Entergy Louisiana utility business.

The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent, or be indicative of, what the combined Entergy Louisiana utility business’s results of operations or financial position would have been had the combination occurred on the dates indicated. The unaudited pro forma financial information also should not be considered representative of the combined Entergy Louisiana utility business’s future financial position or results of operations.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Balance Sheet
September 30, 2014
(In Thousands)

	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)
ASSETS

Cash and cash equivalents	$2,902	$152,088	($110,346)	(1)	$44,644

Other current assets	824,555	520,154	(63,445)	(2)	1,281,264

Investment in affiliate preferred membership interests	1,034,696	355,906	—		1,390,602

Decommissioning trust funds	368,331	613,661	—		981,992

Total property, plant, and equipment	10,252,651	7,931,264	—		18,183,915
Less - accumulated depreciation and amortization	3,906,055	4,152,003	—		8,058,058
Property, plant, and equipment - net	6,346,596	3,779,261	—		10,125,857

Regulatory assets	1,107,204	579,936	—		1,687,140

Other assets	246,821	298,396	—		545,217

TOTAL ASSETS	$9,931,105	$6,299,402	($173,791)		$16,056,716

LIABILITIES AND EQUITY

Current liabilities	$778,449	$401,739	(346)	(1)	$1,116,397
			(63,445)	(2)

Accumulated deferred income taxes and long-term taxes accrued	1,345,415	1,611,906	—		2,957,321

Long-term debt	3,099,409	1,622,755	—		4,722,164

Other non-current liabilities	1,713,582	1,186,470	—		2,900,052

Equity	2,994,250	1,476,532	(110,000)	(1)	4,360,782

TOTAL LIABILITIES AND EQUITY	$9,931,105	$6,299,402	($173,791)		$16,056,716

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Nine Months Ended September 30, 2014
(In Thousands)
	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,230,083	$1,677,822	($181,115)	(2)	$3,726,790

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	549,087	289,030	—		838,117
Purchased power	719,697	659,275	(181,115)	(2)	1,197,857
Nuclear refueling outage expenses	23,636	16,024	—		39,660
Other operation and maintenance	352,579	283,584	—		636,163
Decommissioning	18,370	12,542	—		30,912
Taxes other than income taxes	58,014	64,139	—		122,153
Depreciation and amortization	189,000	116,042	—		305,042
Other regulatory charges (credits) - net	(26,128)	(12,438)	—		(38,566)
TOTAL	1,884,255	1,428,198	(181,115)		3,131,338

OPERATING INCOME	345,828	249,624	—		595,452

OTHER INCOME
Allowance for equity funds used during construction	28,159	5,440	—		33,599
Interest and investment income	76,476	29,058	—		105,534
Miscellaneous income - net	1,462	(7,844)	—		(6,382)
TOTAL	106,097	26,654	—		132,751

INTEREST EXPENSE
Interest expense	123,709	65,353	—		189,062
Allowance for equity funds used during construction	(14,809)	(3,128)	—		(17,937)
TOTAL	108,900	62,225	—		171,125

INCOME BEFORE INCOME TAXES	343,025	214,053	—		557,078

Income taxes	91,159	75,875	—		167,034

NET INCOME	251,866	138,178	—		390,044

Preferred distribution requirements	5,232	621	(5,853)	(1)	0

EARNINGS APPLICABLE TO COMMON EQUITY	$246,634	$137,557	$5,853		$390,044

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2013
(In Thousands)
	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,626,935	$1,941,133	($168,557)	(2)	$4,399,511

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	570,956	286,625	—		857,581
Purchased power	850,998	731,611	(168,557)	(2)	1,414,052
Nuclear refueling outage expenses	34,566	20,345	—		54,911
Other operation and maintenance	480,166	398,589	—		878,755
Decommissioning	21,612	15,908	—		37,520
Taxes other than income taxes	74,241	80,307	—		154,548
Depreciation and amortization	242,787	150,929	—		393,716
Other regulatory charges (credits) - net	(3,785)	9,482	—		5,697
TOTAL	2,271,541	1,693,796	(168,557)		3,796,780

OPERATING INCOME	355,394	247,337	—		602,731

OTHER INCOME
Allowance for equity funds used during construction	31,544	8,062	—		39,606
Interest and investment income	91,599	52,953	—		144,552
Miscellaneous income - net	(3,990)	(11,567)	—		(15,557)
TOTAL	119,153	49,448	—		168,601

INTEREST EXPENSE
Interest expense	153,529	81,118	—		234,647
Allowance for equity funds used during construction	(13,323)	(2,814)	—		(16,137)
TOTAL	140,206	78,304	—		218,510

INCOME BEFORE INCOME TAXES	334,341	218,481	—		552,822

Income taxes	81,877	56,819	—		138,696

NET INCOME	252,464	161,662	—		414,126

Preferred distribution requirements	6,950	825	(7,775)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$245,514	$160,837	$7,775		$414,126

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2012
(In Thousands)
	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,149,443	$1,654,894	($135,582)	(2)	$3,668,755

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	360,964	194,878	—		555,842
Purchased power	728,170	562,247	(135,582)	(2)	1,154,835
Nuclear refueling outage expenses	24,344	17,565	—		41,909
Other operation and maintenance	449,172	361,415	—		810,587
Decommissioning	23,406	15,024	—		38,430
Taxes other than income taxes	69,186	76,295	—		145,481
Depreciation and amortization	218,140	146,673	—		364,813
Other regulatory charges (credits) - net	127,050	31,835	—		158,885
TOTAL	2,000,432	1,405,932	(135,582)		3,270,782

OPERATING INCOME	149,011	248,962	—		397,973

OTHER INCOME
Allowance for equity funds used during construction	39,610	8,694	—		48,304
Interest and investment income	84,478	42,773	—		127,251
Miscellaneous income - net	(2,584)	(8,928)	—		(11,512)
TOTAL	121,504	42,539	—		164,043

INTEREST EXPENSE
Interest expense	136,967	83,251	—		220,218
Allowance for equity funds used during construction	(18,611)	(3,343)	—		(21,954)
TOTAL	118,356	79,908	—		198,264

INCOME BEFORE INCOME TAXES	152,159	211,593	—		363,752

Income taxes	(128,922)	52,616	—		(76,306)

NET INCOME	281,081	158,977	—		440,058

Preferred distribution requirements	6,950	825	(7,775)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$274,131	$158,152	$7,775		$440,058

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2011
(In Thousands)
	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,508,915	$2,134,409	($147,151)	(2)	$4,496,173

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	596,808	437,301	—		1,034,109
Purchased power	843,099	780,711	(147,151)	(2)	1,476,659
Nuclear refueling outage expenses	27,903	18,227	—		46,130
Other operation and maintenance	470,783	351,070	—		821,853
Decommissioning	24,658	14,189	—		38,847
Taxes other than income taxes	69,769	75,858	—		145,627
Depreciation and amortization	206,986	143,387	—		350,373
Other regulatory charges (credits) - net	182,800	(17,045)	—		165,755
TOTAL	2,422,806	1,803,698	(147,151)		4,079,353

OPERATING INCOME	86,109	330,711	—		416,820

OTHER INCOME
Allowance for equity funds used during construction	33,033	9,094	—		42,127
Interest and investment income	87,487	40,945	—		128,432
Miscellaneous income - net	(3,520)	(8,799)	—		(12,319)
TOTAL	117,000	41,240	—		158,240

INTEREST EXPENSE
Interest expense	116,803	84,356	—		201,159
Allowance for equity funds used during construction	(17,406)	(3,745)	—		(21,151)
TOTAL	99,397	80,611	—		180,008

INCOME BEFORE INCOME TAXES	103,712	291,340	—		395,052

Income taxes	(370,211)	89,736	—		(280,475)

NET INCOME	473,923	201,604	—		675,527

Preferred distribution requirements	6,950	825	(7,775)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$466,973	$200,779	$7,775		$675,527

See notes to the unaudited pro forma financial information.

Notes to Unaudited Pro Forma Financial Information

(1) Reflects the redemption or repurchase by Entergy Louisiana and Entergy Gulf States Louisiana of all of their outstanding preferred membership interests along with the payment of accrued distributions. Entergy Louisiana expects to fund the cost of its redemption with cash from operations, existing lines of credit, and/or new financing. Entergy Gulf States Louisiana expects to fund the cost of its redemption or repurchase with cash from operations and/or existing lines of credit. For purposes of the pro forma financial information, the entry assumes the redemption or repurchase will be funded with cash from operations on hand at the combined utility company.

(2) Reflects the elimination of intercompany balances and power purchases between Entergy Louisiana and Entergy Gulf States Louisiana.

(3) Reflects the total of the “Entergy Louisiana, LLC,” the “Entergy Gulf States Louisiana, L.L.C.,” and the “Combination and Pro Forma Adjustments” columns.